UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 28, 2009

PARLUX FRAGRANCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-15491	22-2562955
(Commission File Number)	(IRS Employer Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL  33309

(Address of Principal Executive Offices)(Zip Code)

954-316-9008

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 28, 2009, Parlux Fragrances, Inc. (the “Company”) issued a press release announcing that it is currently in negotiations with Regions Bank regarding an extension of the forbearance period, which expires on October 28, 2009, under the previously announced Forbearance Agreement with Regions, effective as of August 31, 2009, with respect to certain obligations under the Loan and Security Agreement, dated as of July 22, 2008, as amended, with Regions Bank, as lender. The Company anticipates making an announcement regarding this extension in the next few days. A copy of the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

99.1

Press Release of the Company, dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2009

PARLUX FRAGRANCES, INC.

/s/ RAYMOND J. BALSYS
Raymond J. Balsys,
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting
Officer)

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of the Company, dated October 28, 2009.